Unaudited Pro Forma Consolidated Financial Information (Detail) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Business Acquisition [Line Items]
Net revenue	$ 252,792	1,574,918	1,076,518
Net profit	$ 8,019	49,957	42,498
Earnings per share basic (RMB)	$ 0.02	0.14	0.06